SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 26, 2001

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 776-4400

N/A

(Former name or former address, if changed since last report)

GREAT SOUTHERN CAPITAL TRUST I

(Exact name of Registrant as specified in its Charter)

Delaware	0-18082-01	51-6521613
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 776-4400

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

       Great Southern Bancorp, Inc. (the "Company") and Great Southern Capital Trust I (the "Trust") hereby file the exhibits listed in Item 7 below in connection with the sale by the Trust of 1,725,000 9.00% Cumulative Trust Preferred Securities, completed on April 26, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

4.1	Indenture with respect to the Company's 9.00% Subordinated Debentures Due 2031
4.2	Amended and Restated Trust Agreement
4.3	Preferred Securities Guarantee Agreement

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, Great Southern Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: May 18, 2001	By: /s/ Joseph W. Turner Joseph W. Turner President and Chief Executive Officer

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, Great Southern Capital Trust I has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT SOUTHERN CAPITAL TRUST I

Date: May 18, 2001	By: /s/ Joseph W. Turner Joseph W. Turner Administrative Trustee

Date: May 18, 2001	By: /s/ Rex A. Copeland Rex A. Copeland Administrative Trustee

Date: May 18, 2001	By: /s/ Larry A. Larimore Larry A. Larimore Administrative Trustee

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture with respect to the Company's 9.00% Subordinated Debentures Due 2031
4.2	Amended and Restated Trust Agreement
4.3	Preferred Securities Guarantee Agreement